SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                   DWS International Value Opportunities Fund



The following information supplements "The Fund's Main Investment Strategy"
section in the above-noted fund's prospectuses.

The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.



The following information revises "The Main Risks of Investing in the Fund"
section in the above-noted fund's prospectuses.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.








               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
                                                                       SCUDDER
September 12, 2006                                         Deutsche Bank Group